UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2013

RCM Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 1.01               Entry into a Material Definitive Agreement

The information provided in Item 3.03 below is hereby incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

On January 30, 2013, the Board of Directors (the “Board”) of RCM Technologies, Inc. (the “Company”) declared a dividend distribution of one Right for each outstanding share of Common Stock, par value $0.05 per share (each, a “Common Share”), of the Company to stockholders of record at the close of business on February 10, 2013.  Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a “Unit”) of the Series A-2 Junior Participating Preferred Shares, par value $1.00 per share, of the Company (the “Preferred Shares”), or a combination of securities and assets of equivalent value, at a Purchase Price of $15.00 per Unit, subject to adjustment.  The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”) between the Company and American Stock Transfer & Trust Company, as Rights Agent.

On May 28, 2013, the Board approved the amendment and restatement of the Rights Agreement (as sp amended, the “Amended and Restated Rights Agreement”) for the primary purpose of incorporating a stockholder redemption feature (qualifying offer clause) providing that if the Company receives a Qualifying Offer (as defined in the Amended and Restated Rights Agreement) and the Board has not redeemed the outstanding Rights or exempted such offer from the terms of the Amended and Restated Rights Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of the Amended and Restated Rights Agreement, in each case by the end of the ninety (90) Business Days (as defined in the Amended and Restated Rights Agreement) following the commencement of such Qualifying Offer, the holders of 10 percent of the common stock may call a Special Meeting (as defined in the Amended and Restated Rights Agreement) to vote on a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (as defined in the Amended and Restated Rights Agreement).

The Amended and Restated Rights Agreement is filed as an exhibit hereto and incorporated herein by reference.

Item 7.01.               Regulation FD Disclosure

On May 28, 2013, the Company issued a press release announcing the adoption of the Amended and Restated Rights Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

4.1	Amended and Restated Rights Agreement, dated as of May 28, 2013, between RCM Technologies, Inc. and American Stock Transfer & Trust Company, as Rights Agent.

99.1	Press Release dated May 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: May 29, 2013

EXHIBIT INDEX

4.1	Amended and Restated Rights Agreement, dated as of May 28, 2013, between RCM Technologies, Inc. and American Stock Transfer & Trust Company, as Rights Agent.

99.1	Press Release dated May 28, 2013.